Deferred revenue (Details) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY	Dec. 31, 2013 IVAS revenues CNY	Dec. 31, 2012 IVAS revenues CNY	Dec. 31, 2013 Government grants CNY	Dec. 31, 2012 Government grants CNY
Deferred revenue
Deferred revenue, current	$ 48,543	293,866	159,859	292,184	157,940	1,682	1,919
Deferred revenue, non-current	$ 1,557	9,425	6,487	8,457	4,329	968	2,158